U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2006

THE CENTER FOR WOUND HEALING, INC.

(Exact name of registrant as specified in charter)

Nevada	33-8067-NY	87-0618831
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 King Georges Post Road, Suite 501, Edison, NJ	08837
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number, including area code: 732 661 2050

Kevcorp, Inc.

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Effective as of the opening of business on February 15, 2006, as reported in the Schedule 14C as filed with the Securities and Exchange Commission on December 20, 2005, our name is changed to The Center For Wound Healing, Inc. and our 1-for-10 reverse stock split of our issued and outstanding Common Stock is effective.

In conjunction with this action, NASDAQ will process the reverse split and the name change for KevCorp Services, Inc to Center For Wound Healing, Inc. (The) on the OTC Bulletin Board.

The new symbol, as of the opening of business on February 15, 2006, will be CFWH.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2006

The Center For Wound Healing, Inc.

By:	/s/ John DeNobile
Name:	John DeNobile
Title:	President